UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2013

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 450, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 25, 2013 (the “Effective Date”), Navidea Biopharmaceuticals, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with General Electric Capital Corporation (“GE”), in its capacity as a lender and as administrative and collateral agent (the “Agent”) for the other financial institutions which are, or later become, parties to the Loan Agreement as lenders (such lenders, including, as of the Effective Date, MidCap Financial SBIC LP (“MidCap”) and GE, collectively the “Lenders,” and each individually, a “Lender”), pursuant to which the Lenders agreed to make a term loan to the Company in an aggregate principal amount of $25,000,000 (the “Term Loan”). The principal balance of the Term Loan will bear interest from the Effective Date at a fixed per annum rate equal to 9.83%. The Company will pay interest in arrears on the first day of each calendar month, commencing on July 1, 2013. The Company will pay thirty equal consecutive principal payments of $806,452.00 on the first day of each calendar month, commencing on July 1, 2014, and one final principal payment in an amount equal to the entire remaining principal balance of the Term Loan on December 23, 2016. On the date upon which the Company pays the outstanding principal amount of the Term Loan in full, the Company will also pay a non-refundable fee equal to 4.00% of the original principal amount of the Term Loan. In consideration of the agreement of the Lenders to make the loan, the Company paid a non-refundable closing fee of $206,250 on the Effective Date. Additionally, in consideration for the agreement of the Lenders to enter into the Loan Agreement, the Company issued each of the Lenders a warrant (the “Warrants,” and collectively with the Loan Agreement the “GE Transaction Documents”) to acquire its respective pro rata share of an aggregate 301,205 shares of the Company’s common stock at an exercise price of $2.49 per share (the “Warrant Exercise Price”). The exercise period for the Warrants expires ten years from the Effective Date. The Warrant Exercise Price is subject to adjustment pursuant to certain anti-dilution provisions contained in the Warrants.

The Company may voluntarily prepay the Term Loan in full or in part, upon five business days’ prior written notice, in each instance without penalty or premium except: (1) a fee equal to 4.00% of the principal amount of the Term Loan so prepaid, plus (2) a prepayment premium equal to: (a) 2.00% of the principal amount of the Term Loan being prepaid, if such prepayment is made on or before the one year anniversary of the Effective Date, (b) 1.00% of the principal amount of the Term Loan being prepaid, if such prepayment is made after the one year anniversary of the Effective Date but on or before the two year anniversary of the Effective Date, and (c) 0.00% of the principal amount of the Term Loan being prepaid, if such prepayment is made after the two year anniversary of the Effective Date but before December 23, 2016. Optional partial prepayments of the Term Loan will be applied to scheduled installments of the Term Loan in inverse order of maturity.

Pursuant to the terms of the Loan Agreement, the Company granted GE, as the Agent, for the benefit of the Agent and Lenders, a security interest in the Company’s personal property of every kind, including, without limitation, the Company’s accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, goods, instruments, investment property, inventory, securities, supporting obligations, cash, cash equivalents, other contract rights, general intangibles (other than intellectual property, but including the Company’s rights to payment with respect to intellectual property), all books and records of the Company relating to the foregoing property, and all substitutions, replacements or exchanges therefor, and all proceeds, insurance claims, products, profits and other rights to payments not otherwise described above.

The Loan Agreement requires that the Company adhere to certain affirmative and negative covenants, including, without limitation, maintenance of minimum unrestricted cash balances, financial reporting requirements and a prohibition against the incurrence of indebtedness, or creation of additional liens, other than as specifically permitted by the terms of the Loan Agreement. The Agent may accelerate the payment terms of the Loan Agreement upon the occurrence of certain events of default set forth in the Loan Agreement, which include the failure of the Company to make timely payments of amounts due under the Loan Agreement, the failure of the Company to adhere to the covenants set forth in the Loan Agreement, and the insolvency of the Company.

Also on June 25, 2013, in connection with the Company entering into the Loan Agreement, the Company and Platinum-Montaur Life Sciences, LLC (“Montaur”) entered into an amendment (the “Montaur Amendment”) to the Loan Agreement between the Company and Montaur, dated July 25, 2012 (the “Montaur Loan Agreement). The Company, Montaur, and GE also entered into a subordination agreement, dated June 25, 2013 (the “Subordination Agreement”), providing for subordination of Company’s indebtedness under the Montaur Loan Agreement to the Company’s indebtedness under the Loan Agreement, among other customary terms and conditions. Contemporaneously with the execution of the Montaur Amendment, the Company delivered an amended and restated promissory note, dated June 25, 2013, to Montaur (the “Montaur Note”), which amends and restates the original promissory note, dated July 25, 2012, made by the Company in favor of Montaur in the original principal amount of up to $35,000,000.

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The Montaur Amendment, together with the Montaur Note, provides that the applicable rate of interest under the Montaur Loan Agreement will be the greatest of (i) the United States prime rate as reported in The Wall Street Journal plus 6.75%, (ii) 10.0%, and (iii) the highest rate of interest then payable by the Company pursuant to the Loan Agreement plus 12.5 basis points (0.125%). Each Draw Loan Maturity Date (as defined in the Montaur Loan Agreement) has been extended to, with respect to each draw, the earlier of (i) two years following the funding of the draw and (ii) June 25, 2017; provided that the Draw Loan Maturity Date for any draw will not occur prior to the earlier of June 25, 2017, and the Subordination Termination Date (as defined in the Subordination Agreement). The Montaur Amendment allows Montaur to increase the Draw Credit Maximum Amount (as defined in the Montaur Loan Agreement) to $50,000,000 following the satisfaction of an FDA Approval Condition (as defined in the Montaur Loan Agreement). If the Company recognizes revenue exceeding $2,000,000 in any quarter from the sale or licensing of its Lymphoseek product, following that quarter the Company must pay Montaur 1/3rd of the aggregate amount of revenue derived from such sales and license agreements on a quarterly basis going forward to reduce amounts outstanding under the Montaur Loan Agreement. Finally, the Montaur Amendment provides, that with respect to draws advanced after June 25, 2013, beginning two years after the date of such draw, Montaur has the right to convert unpaid principal or interest into the Company’s common stock, at a conversion price equal to the lesser of 90% of the lowest VWAP for the 10 trading days preceding the date of the conversion request or the average VWAP for the ten trading days preceding the date of the conversion request, but not to exceed 23,906,000 shares of the Company’s common stock without the prior approval of the Company’s stockholders.

Also on June 25, 2013, in connection with entering the Montaur Amendment, the Company and Montaur entered into a Warrant Exercise Agreement (the “Warrant Exercise Agreement”), pursuant to which Montaur agreed to exercise its Amended Series X Warrant, exercisable for 5,333,333 shares of the Company’s common stock (the “Series X Warrant”), and its Series AA Warrant exercisable for 2,400,000 shares of the Company’s common stock (the “Series AA Warrant”), for 2,364.9 shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock”) by crediting $4,781,333 in borrowings by the Company under the Montaur Loan Agreement. Each share of such Series B Preferred Stock is convertible into 3,270 shares of the Company’s common stock.

The Company will file an amendment to this Current Report on Form 8-K pursuant to which it will include, and incorporate by reference herein, the text of each of the GE Transaction Documents, Subordination Agreement, Montaur Amendment, the Warrant Exercise Agreement, and the Montaur Note.

Item 1.02 Termination of a Material Definitive Agreement.

The contents of Item 1.01 are incorporated by reference into this item. On June 25, 2013, that certain Loan and Security Agreement (the “Hercules Loan Agreement”), dated December 29, 2011, between the Company and Hercules Technology II, L.P. (“Hercules”), terminated upon the receipt by Hercules of a payoff amount of $4,762,832.42 from the Company; provided that the Company continues to be bound by certain indemnification obligations under Section 6.3 of the Hercules Loan Agreement. In December 2011, in connection with entering the Hercules Loan Agreement, the Company issued Hercules a Series GG warrant to purchase 333,333 shares of the Company’s common stock at an exercise price of $2.10 per share, expiring in December 2016, which Series GG warrant remains outstanding. Under the Hercules Loan Agreement, Hercules agreed to make a loan to the Company in an aggregate principal amount of $10,000,000. The Loan Agreement provided for the Company to make two draws, the first of which the Company made on December 29, 2011, in the amount of $7,000,000. The second draw did not occur. The principal balance bore interest from the applicable advance date at a rate equal to the greater of (a) the United States prime rate as reported in The Wall Street Journal (the “Prime Rate”) plus 6.75%, and (b) 10.0%. The payoff amount paid by the Company in connection with the termination of the Hercules Loan Agreement included payments of: (1) $66,238.91 as a pre-payment penalty; and (2) $250,000 as an end of term fee.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The contents of Item 1.01 are incorporated by reference into this item.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The contents of Item 1.01 and 1.02 are incorporated by reference into this item.

Item 3.02.	Unregistered Sale of Equity Securities.

The contents of Item 1.01 are incorporated by reference into this item. The Series B Preferred Stock issued to Montaur upon its exercise of the Series X Warrant and the Series AA Warrant, and the Warrants issued to GE and MidCap, were issued in private transactions made in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

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Item 3.03 Material Modification to Rights of Security Holders.

The contents of Item 1.01 are incorporated by reference into this Item 3.03. In accordance with the provisions of the Warrant Exercise Agreement, the Company amended the terms of the Series B Convertible Preferred Stock by the filing of an Amended and Restated Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series B Convertible Preferred Stock (the “Amended Series B Certificate of Designations”) with the Delaware Secretary of State on June 24, 2013, which is the date the Amended Series B Certificate of Designations became effective. The Amended Series B Certificate of Designations increases the maximum number of shares of Series B Preferred Stock to 12,000 shares, removes references to the Series C Preferred Stock and other historical references no longer applicable, and provides for automatic conversion to the Company’s common stock if the price of the Company’s common stock exceeds $7.00 per share (calculated according to an average described in the Amended Series B Certificate of Designations), among other changes.

On June 26, 2013, the Company filed with the Delaware Secretary of State a Certificate of Elimination (the “Series C Certificate of Elimination”) with respect to its Series C Preferred Stock, which is the date the Series C Certificate of Elimination became effective. No shares of Series C Preferred Stock were outstanding prior to the filing of the Series C Certificate of Elimination.

The foregoing description of the Amended Series B Certificate of Designations and the Series C Certificate of Elimination is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 4.1 and 4.1, respectively, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following a review undertaken by the Company’s Board of Directors (the “Board”) and senior management, the Company determined that the Board had inadvertently granted stock awards in February 2012 to the Company’s Chief Executive Officer, Mark J. Pykett, in excess of the amount then authorized under the Company’s Amended and Restated 2002 Stock Incentive Plan (“Plan”). Specifically, the Board determined that, although the Plan was amended in June 2012 to increase the maximum number of shares available for grant to any individual participant in any calendar year to 750,000, and an amended and restated Plan incorporating this and other amendments was approved by the stockholders of the Company at the 2012 Annual Meeting of Stockholders, the amendment was not made retroactive, and therefore did not apply to the grants made to Dr. Pykett in February 2012.

Consequently, the Board canceled options to purchase 50,000 shares of the Company’s common stock issued to Dr. Pykett (the amount by which the grants to Dr. Pykett in February 2012 exceeded the Plan’s 500,000 share limitation), and Dr. Pykett agreed to the cancellation. Additionally, the Company has developed a series of internal controls applicable to grants under the Plan to assure that the Plan’s limitation on grants to individual participants in any year are not exceeded in the future

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The contents of Item 1.01 and Item 3.03 are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On June 26, 2013, the Company issued a press release entitled “Navidea Biopharmaceuticals Closes $25 Million Debt Financing with GE Capital, Healthcare Financial Services.” A copy of the complete text of the Company’s June 26, 2013 press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number		Exhibit Description

4.1	*	Navidea Biopharmaceuticals, Inc. Amended and Restated Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series B Convertible Preferred Stock

4.2	*	Navidea Biopharmaceuticals, Inc. Series C Preferred Stock Certificate of Elimination

99.1	*	Press release dated June 26, 2013, entitled “Navidea Biopharmaceuticals Closes $25 Million Debt Financing with GE Capital, Healthcare Financial Services”

* Filed Herewith

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The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements contained or incorporated by reference in this Current Report on Form 8-K, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: June 26, 2013	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and
Chief Financial Officer

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